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                                                                 EX-99.906 CERT

          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer: GIAC Funds, Inc.

     In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 4, 2004

                                             /s/ Thomas G. Sorell
                                             ----------------------------------
                                             Thomas G. Sorell
                                             President of
                                             GIAC Funds, Inc.

Date: March 4, 2004

                                             /s/ Frank L. Pepe
                                             ----------------------------------
                                             Frank L. Pepe
                                             Vice President and Treasurer of
                                             GIAC Funds, Inc.